                                                                 Exhibit 10.8(e)
                                                                 EXECUTION

                        HEALTHPLAN SERVICES CORPORATION

                SECOND AMENDMENT AND LIMITED WAIVER AND CONSENT

          THIS SECOND AMENDMENT AND LIMITED WAIVER AND CONSENT to the Credit Agreement referred to below (this "Amendment"), is dated as of the 16th day of April, 2001, by and among HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001 (the "First Amendment") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Borrower has informed the Administrative Agent and Lenders that it proposes to form a Wholly-Owned Subsidiary under the name "PlanVista Corporation" for the sole purpose of merging into the Borrower in a transaction in which the Borrower will be the surviving corporation under the name PlanVista Corporation (the "Proposed Transaction").

          WHEREAS, the Borrower has informed the Administrative Agent and Lenders that (i) for administrative reasons, the Borrower intends to cancel all of the remaining intercompany debt of the Borrower and its Subsidiaries consisting of (a) $3,481,000 of the remaining debt owing by American Benefit Plan Administrators, Inc. ("ABPA") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by HPSI in favor of the Borrower in the aggregate principal amount of $16,245,000 (as amended by the Allonge thereto dated June 8, 2000, the "ABPA Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower and $12,764,000 of which has already been cancelled (the "Remaining ABPA Debt Cancellation"), (b) all of the debt owing by Montgomery

Management Corporation ("Montgomery") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by Montgomery in favor of the HPSI in the aggregate principal amount of $5,094,000 (as amended by the Allonge thereto dated June 8, 2000, the "Montgomery Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower (the "Montgomery Debt Cancellation"), (c) all of the debt owing by ProHealth, Inc. ("ProHealth") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by ProHealth in favor of the HPSI in the aggregate principal amount of $994,000 (as amended by the Allonge thereto dated June 8, 2000, the "ProHealth Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower (the "ProHealth Debt Cancellation") and (d) all of the debt owing by Southern Nevada Administrators, Inc. ("Southern Nevada") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by Southern Nevada in favor of the HPSI in the aggregate principal amount of $1,244,000 (as amended by the Allonge thereto dated June 8, 2000, the "Southern Nevada Promissory Note"; and together with the ABPA Promissory Note, the Montgomery Promissory Note and the ProHealth Promissory Note, the "Subject Notes"), which debt was transferred by HPSI and is currently owing to the Borrower (the "Southern Nevada Debt Cancellation"; and, together with the Remaining ABPA Debt Cancellation, the Montgomery Debt Cancellation, the ProHealth Debt Cancellation and the Southern Nevada Debt Cancellation, the "Subject Debt Cancellation"), and (ii) the Borrower will treat the Subject Debt Cancellation as a capital contribution to HPSI equal to the aggregate amount of such cancelled debt and for which no additional capital stock will be issued to the Borrower by HPSI;

          WHEREAS, pursuant to the Security and Pledge Agreement, the Borrower and HPSI granted to the Secured Party a security interest in all of its right, title and interest in and to, among other things, each of the Subject Notes;

          WHEREAS, the Borrower has requested that the Administrative Agent and Required Lenders to (i) waive the restrictions contained in Sections 10.4 and
10.15 of the Credit Agreement to permit the Proposed Transaction and (ii) consent to the delivery of the Subject Notes for the purpose of the Subject Debt Cancellation; and

          WHEREAS, the Administrative Agent and Required Lenders have agreed to make certain amendments and waive certain requirements of the Credit Agreement and consent to the delivery of the Subject Notes, but only on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree pursuant to Section 13.12 of the Credit Agreement as follows:

                                  SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

          On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, the Administrative Agent and Required Lenders hereby agree as follows:

          A. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is
             ------------------------
hereby amended by deleting the definitions of "Borrowing Base," "Borrowing Base Certificate," and "Eligible Accounts Receivable" appearing therein in their entirety.

          B. Amendment to Section 2.3(b). Section 2.3(b) of the Credit Agreement
             ---------------------------
is hereby amended by deleting clauses (iii)(G) and (iii) (H) thereto in its entirety and substituting the following language therefor:

               "(G)  Reserved.

               (H)   Reserved.".

          C. Amendment to Section 5.2(g). Section 5.2(g) of the Credit Agreement
             ---------------------------
is hereby deleted in its entirety and the following new language substituted therefor:

               "(g) Reserved.".

          D. Amendment to Exhibit E. Exhibit E of the Credit Agreement is hereby
             ----------------------
deleted in its entirety and the following new language substituted therefor:

               "Exhibit E.  Reserved.".

                                  SECTION 2.
  LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT; CONDITIONS TO AMENDMENT

          A. Proposed Transaction. On the basis of the representations and
             --------------------
warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Required Lenders hereby agree to waive compliance with Sections 10.4 and 10.15 of the Credit Agreement solely to the extent necessary permit the Proposed Transaction; provided, that
                                                      --------
concurrently with the consummation of the Proposed Transaction the Borrower shall deliver to the Administrative Agent (i) UCC financing statements duly executed by PlanVista Corporation with respect to all personal and mixed property Collateral of the Borrower, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Security Documents, (ii) UCC-3 amendments duly executed by the Borrower with respect to all UCC financing statements previously filed in such jurisdictions as the Administrative Agent deemed necessary or desirable to perfect the security interests created in such Collateral pursuant to the Security Documents and
(iii) such other documents or instruments as the Administrative Agent may reasonably require.

          B. Delivery of the Subject Notes. On the basis of the representations
             -----------------------------
and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Required Lenders hereby consent to the delivery of the Subject Notes by the Secured Party to the Borrower solely for the purpose of the Subject Debt Cancellation; provided, that concurrently with
                                              --------
the Subject Debt Cancellation the Borrower shall deliver to the Administrative Agent duly executed originals of an Officer's Certificate dated as of the date of the Subject Debt Cancellation (the "Debt Cancellation Date"), in form and substance satisfactory to the Administrative Agent, certifying that the representations and warranties of the Credit Parties contained in Section 6.1(t) are true, correct and complete in all material respects as of the Debt Cancellation Date and attached thereto is a true, correct and complete copy of Schedule 6.1(t) to the Credit Agreement as of the Debt Cancellation Date.

          C. HealthAxis Asset Sale; Delivery of Irrevocable Stock Powers. With
             -----------------------------------------------------------
respect to the HealthAxis Asset Sale (as such term is defined in the First Amendment), the Required Lenders hereby consent to the return by the Administrative Agent to the Borrower of any Irrevocable Stock Power executed by the Borrower and previously delivered to the Administrative Agent in respect of the Health Axis Securities Collateral (as such term is defined in the First Amendment) only upon consummation of the HealthAxis Asset Sale in accordance with each of the terms set forth in Section 2A of the First Amendment.

                                  SECTION 3.
                             LIMITATION OF WAIVER

          Except as expressly provided in this Amendment, the Credit Agreement, the Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section 13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 10.4 and 10.15 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed to:

          (a) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 10.4 and 10.15 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document;

          (b) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents;

          (c) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

          (d) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                  SECTION 4.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A. Authorization; Binding Obligations. Each Credit Party has all
             ----------------------------------
requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Second Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B. Incorporation of Representations. Each representation and warranty
             --------------------------------
of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C. Absence of Defaults. No event has occurred and is continuing or
             -------------------
would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

          D. Financial Projections. All financial projections concerning the
             ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E. Performance. Except as otherwise waived by this Amendment, the
             -----------
Borrower has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 5.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          The Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represent and warrant that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 6.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") only upon receipt of the following by the Administrative Agent of (i) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof and (ii) such other documents as the Administrative Agent may reasonably request; provided, however, that,
                                                 --------  -------
notwithstanding the foregoing, the amendments set forth in Section 1 of this Amendment shall become effective as of the Second Amendment Effective Date only upon the effectiveness of the First Amendment.

                                  SECTION 7.
                                 MISCELLANEOUS

          A. Effect of Amendment. Except as specifically provided herein, this
             -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

          B. Fees and Expenses. The Borrower acknowledges that all costs, fees
             -----------------
and expenses as described in Section 13.2 of the Credit Agreement incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, shall be for the account of the Borrower.

          C. Headings. Section and subsection headings in this Amendment are
             --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND
             --------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of
             ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent


                              By:             /s/ Matthew Berk
                                 -----------------------------------------------
                                 Name:  Matthew Berk
                                 Title: Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                              By:        /s/ John-Charles Van Essche
                                 -----------------------------------------------
                                 Name:  John-Charles Van Essche
                                 Title: Vice President


                              SUNTRUST BANK, as a Lender


                              By:         /s/ Samuel M. Ballesteros
                                 -----------------------------------------------
                                 Name:  Samuel M. Ballesteros
                                 Title: Director


                              FLEET NATIONAL BANK, as a Lender


                              By:            /s/ Fred P. Lucy, II
                                 -----------------------------------------------
                                 Name:  Fred P. Lucy, II
                                 Title: Vice President


                              SOUTHTRUST BANK, as a Lender


                              By:              /s/ B.E. Dishman
                                 -----------------------------------------------
                                 Name:  B.E. Dishman
                                 Title: Group Vice President

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEEBANK BA "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH, as a
                                    Lender


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    BANK OF AMERICA, N.A., as a Lender


                                    By:    /s/ Joseph M. Martens
                                       ---------------------------------
                                       Name:  Joseph M. Martens
                                       Title: Senior Vice President


                                    AMSOUTH BANK, as a Lender


                                    By:      /s/ William R. Hoog
                                       ---------------------------------
                                       Name:  William R. Hoog
                                       Title: Vice President


                                    HIBERNIA NATIONAL BANK, as a Lender


                                    By:      /s/ Tammy Angelety
                                       ---------------------------------
                                       Name:  Tammy Angelety
                                       Title: Vice President


                                    FIFTH THIRD BANK, CENTRAL OHIO, as a
                                    Lender


                                    By:       /s/ Mark Ransom
                                       ---------------------------------
                                       Name:  Mark Ransom
                                       Title: Vice President

                                    BORROWER:


                                    HEALTHPLAN SERVICES CORPORATION,
                                    as Borrower


                                    By:     /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name: Phillip S. Dingle
                                       Title: President and Chief Executive
                                               Officer


                                    OTHER CREDIT PARTIES:


                                    HEALTHPLAN SERVICES, INC.


                                    By:       /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President


                                    PLANVISTA SOLUTIONS, INC. (f/k/a
                                    NATIONAL PREFERRED PROVIDER
                                    NETWORK, INC.)


                                    By:       /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer


                                    NATIONAL NETWORK SERVICES, INC.


                                    By:       /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer

                                    QUALITY MEDICAL ADMINISTRATORS,
                                    INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer


                                    AMERICAN BENEFIT PLAN
                                    ADMINISTRATORS, INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Executive Vice President
                                              and Secretary


                                    HPS OF DELAWARE LLC (f/k/a CENTRA
                                    HEALTHPLAN LLC)


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President


                                    HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                    BENEFIT SERVICES, INC.)


                                    By: /s/  Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President


                                    GROUP BENEFIT ADMINISTRATORS
                                    INSURANCE AGENCY, INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Clerk

                                    HEALTHPLAN SERVICES INSURANCE
                                    AGENCY, INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Clerk


                                    HEALTHPLAN SERVICES INSURANCE
                                    AGENCY OF ILLINOIS, INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer


                                    MONTGOMERY MANAGEMENT
                                    CORPORATION


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer


                                    PROHEALTH, INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President and Chief
                                              Executive Officer


                                    HPS OF MISSOURI, INC. (f/k/a REH
                                    AGENCY OF MISSOURI, INC.)


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer

                                    SOUTHERN NEVADA ADMINISTRATORS,
                                    INC.


                                    By: /s/ Phillip S. Dingle
                                       ---------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President